As filed with the Securities and Exchange Commission on December 21, 2001

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - December 21, 2001

Commission                                         Registrant, State of Incorporation                                 I.R.S. Employer
File Number                                         Address and Telephone Number                                  Identification No.

0-25595                                                 Niagara Mohawk Holdings, Inc.                               16-1549726
                                                               (a New York corporation)
                                                               300 Erie Boulevard West
                                                               Syracuse, New York 13202
                                                               315.474.1511

1-2987                                                   Niagara Mohawk Power Corporation                       15-0265555
                                                               (a New York corporation)
                                                               300 Erie Boulevard West
                                                               Syracuse, New York 13202
                                                               315.474.1511

Item 5.   Other Events

(a)

On December 21, 2001, National Grid Group plc announced that it will within a year of closing the acquisition of Niagara Mohawk Holdings, Inc. have Niagara Mohawk Power Corproation, or an affiliate, make offers to purchase all of its then outstanding preferred stock. As of November 30, 2001, Niagara Mohawk Power Corporation had outstanding various series of preferred stock (including variable rate series) with an aggregate par value of $493.75 million with dividend rates ranging from 3.4 percent to 7.72 percent. See also National Grid Group plc press release attached as Exhibit No. 99.

Item 7.   Financial Statements and Exhibits

(c)

Exhibit - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of National Grid Group plc issued on December 21, 2001.

NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                 NIAGARA MOHAWK HOLDINGS, INC.
                                                                                                            (Registrant)

Date:  December 21, 2001                                       By:  /s/ William F. Edwards
                                                                                            William F. Edwards
                                                                                            Senior Vice President & Chief Financial Officer,
                                                                                            in his respective capacities as such

                                                                                 NIAGARA MOHAWK POWER CORPORATION
                                                                                                            (Registrant)

Date:  December 21, 2001                                       By:  /s/ William F. Edwards
                                                                                            William F. Edwards
                                                                                            Senior Vice President & Chief Financial Officer
                                                                                            in his respective capacities as such

EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of National Grid Group plc issued on December 21, 2001.

Exhibit No. 99

NEWS RELEASE

National Grid and Niagara Mohawk - update on Preferred Stock

National Grid Group plc announced today that it will, within a year of closing the acquisition of Niagara Mohawk Holdings, Inc. (Niagara Mohawk), have Niagara Mohawk Power Corporation (Niagara Power) or an affiliate make offers to purchase all of the then outstanding preferred stock of Niagara Power. Such offers will be made at prices that are customary for a tender offer to purchase similar preferred stock and will be determined at the time the offers are made. Such determination of prices will be made by National Grid based on advice of an investment banking firm. National Grid’s commitment will not affect the ability of Niagara Power to voluntarily redeem or otherwise call its preferred stock. National Grid’s commitment is subject to completion of the Niagara Mohawk acquisition. The offers will also be subject to receiving all regulatory approvals required for preferred stock offerings.

Niagara Power currently has outstanding preferred stock with a par value of approximately $440 million with dividend rates ranging from 3.4% to 7.85%. This commitment to make offers resolves issues raised by certain Niagara Power preferred stockholders in an intervention filed at the Securities and Exchange Commission in connection with the acquisition of Niagara Mohawk, and this intervention has been withdrawn. The acquisition of Niagara Mohawk is expected to be completed in early 2002.

National Grid Group plc has not commenced the tender offer that is referred to in this communication and, because commencement of such tender offer is subject to certain conditions, including completion of the acquisition of Niagara Mohawk Holdings, Inc. by National Grid Group plc and receipt of regulatory approvals, no assurance can be given as to whether such tender offer will be commenced or the timing of commencement. If the tender offer is commenced, National Grid Group plc will file with the Securities and Exchange Commission a Schedule TO and related exhibits. Holders of Niagara Mohawk Power Corporation preferred stock are strongly encouraged to read the Schedule TO and related exhibits if and when they become available because they will contain important information about the offer. In such event, the Schedule TO and related exhibits will be available without charge at the Securities and Exchange Commission website at www.sec.gov and will be delivered without charge to all Niagara Mohawk Power Corporation preferred stockholders of record at the commencement of the tender offer. Following commencement of the tender offer, Niagara Mohawk Power Corporation preferred stockholders of record at the commencement of the tender offer will also be able to obtain, without charge, copies of these documents from National Grid Group plc.

Safe-Harbor Statement

This statement contains certain statements that are neither reported financial results nor other historic information. These statements are forward looking statements within the meaning of the safe-harbor provisions of the U.S. federal securities laws. Because these forward-looking statements are subject to risks and uncertainties, actual future results may differ materially from those expressed in or implied by the statements. Many of these risks and uncertainties relate to factors that are beyond the companies’ ability to control or estimate precisely, such as the completion of the merger with Niagara Mohawk Holdings, Inc., the satisfaction of other conditions relating to a commencement of a tender offer, future market conditions and responses by competitors to deregulation, new regulatory or legislative requirements, the future actions or decisions of federal or state governmental regulators, the timing and extent of changes in supply and demand of, and prices of, gas and electricity and other risk factors detailed in National Grid’s reports filed with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document.

ENQUIRIES:

National Grid

Investors:
 Marcy Reed - +44(0)20 7312 5779
Terry McCormick - +44(0)20 7312 5785

Media:
Susan Stevens - +44(0)20 7312 7540
Clive Hawkins - +44(0)20 7312 5757

Citigate Dewe Rogerson:
Anthony Carlisle - +44(0)7973 611888(m)